SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement        |_| Confidential, For Use of the
                                            Commission Only (as permitted by
|X|  Definitive Proxy Statement             Rule 14a-6(e) (2))
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-12

                            U.S.B. Holding Co., Inc.
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X|  No fee required.

     |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)

     (1) and 0-11. (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:
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     |_|  Fee paid previously with preliminary materials:

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     |_|  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

                            U.S.B. HOLDING CO., INC.
                               100 Dutch Hill Road
                           Orangeburg, New York 10962

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              --------------------

                                  May 17, 2001

To the Stockholders of U.S.B. Holding Co., Inc.:

     At the direction of the Board of Directors of U.S.B. Holding Co., Inc. (the "Company"), a Delaware corporation, NOTICE IS HEREBY GIVEN that the Annual
Meeting of Stockholders of the Company will be held at the Holiday Inn, 3 Executive Boulevard, Suffern, New York 10901 on May 17, 2001 at 10:00 a.m. (local time), for the purpose of considering and voting upon the following matters:

          1. Election of two directors, constituting Class I members of the Board of Directors, to a three-year term of office.

          2. Approval of the 2001 Employee Stock Option Plan.

          3. Any other business which may be properly brought before the meeting or any adjournment thereof.

                                       By order of the Board of Directors





                                       Michael H. Fury, Secretary

April 25, 2001

     YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AT THAT TIME, IF YOU WISH.

                            U.S.B. HOLDING CO., INC.
                               100 Dutch Hill Road
                           Orangeburg, New York 10962

                              --------------------

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  May 17, 2001

     This Proxy Statement and the accompanying form of proxy are being sent to the stockholders of U.S.B. Holding Co., Inc. (the "Company"), a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 10:00 a.m. (local time) on Thursday, May 17, 2001, at the Holiday Inn, 3 Executive Boulevard, Suffern, New York 10901, and at any adjournments thereof. The Notice of Meeting, this Proxy Statement and the accompanying form of proxy are being mailed to the stockholders on or about April 25, 2001. The Annual Report of the Company for the year 2000 has been furnished to stockholders with this Proxy Statement.

     At the Meeting, two Class I directors will be elected to the Board of Directors to serve for a three-year term (until the 2004 Annual Meeting of Stockholders), with each director to hold office until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

                            VOTING RIGHTS AND PROXIES

     The Board of Directors has fixed the close of business on April 11, 2001, as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote 16,707,073 shares of common stock, $0.01 par value per share ("Common Stock"), which is the Company's only authorized and outstanding class of stock entitled to vote at the Meeting.

     A majority of the outstanding shares of Common Stock is required to be represented at the Meeting, in person or by proxy, to constitute a quorum. Each outstanding share of Common Stock is entitled to one vote. There will be no cumulative voting of shares for any matter voted upon at the Meeting. Directors are elected by a plurality of the votes cast. Abstentions and broker nonvotes will be disregarded and have no effect on the outcome of the election of directors. The affirmative vote of the holders of a majority of shares of Common Stock represented at the Meeting and entitled to vote will be required for approval of the 2001 Employee Stock Option Plan. In determining whether this proposal has received the requisite number of affirmative votes, abstentions and broker nonvotes will have the same effect as votes against the proposal.

     If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to its exercise, all shares of Common Stock represented thereby will be voted at the Meeting and, where instructions have been given by a stockholder, will be voted in accordance with such instructions.

     Any stockholder executing a proxy which is solicited hereby has the power to revoke it prior to exercise of the authority conferred thereby. Revocation may be made effective by attending the Meeting and voting the shares of Common Stock in person or by delivering to the Secretary of the Company at the principal offices of the Company prior to exercise of the Proxy a written notice of revocation or a later-dated, properly executed proxy.

     The solicitation of proxies will be by mail, but proxies also may be solicited by telephone, telegram or in person by directors, officers and other employees of the Company or of Union State Bank (the "Bank"), the Company's commercial banking subsidiary. The Company will bear all costs of soliciting proxies. Should the Company, in order to solicit proxies, request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries, the Company will reimburse such persons for their reasonable expense in forwarding proxy materials to stockholders and obtaining their proxies.

                          ITEM 1: ELECTION OF DIRECTORS

     Two directors, Mr. Howard V. Ruderman and Mr. Edward T. Lutz, constituting Class I members of the Board of Directors, are proposed to be elected to serve for a three-year term (until the 2004 Annual Meeting of Stockholders), with each to hold office until his successor shall have been duly elected and qualified, or until his earlier death, resignation or removal.

     The Company's Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors, as nearly equal in number as possible, with terms expiring in successive years. There are currently two Class I directors with terms expiring at this meeting, two Class II directors with terms expiring in 2002 and three Class III directors with terms expiring in 2003, making a total of seven directors.

     All proxies which are timely received in proper form will be voted FOR the Board's nominees for director, unless contrary instructions are given. Both nominees are presently directors of the Company. If any nominee is unable to serve, the Board of Directors may designate a substitute nominee, in which event the votes which would have been cast for the nominee not serving will be cast for the substitute nominee.

     The following information is furnished with respect to each of the Board's nominees for Class I directors, and the Class II and Class III directors continuing in office.

                              NOMINEES FOR DIRECTOR

                                     CLASS I
                            (Terms Expiring in 2004)
                                                                                          Served as a
                            Name, Age, Other Positions with the Company                 Director of the
         and the Bank and Principal Occupation for at least the Past Five Years          Company Since
         ----------------------------------------------------------------------          -------------
Howard V. Ruderman, 73.....................................................................   1982
     Retired - President, Mohegan Electric Supply Co., Mohegan Lake, NY (1973
     to 1997); Director of the Bank (since 1969).

Edward T. Lutz, 54 ........................................................................   1999
     Principal, Tucker Anthony (since 1999); Senior Vice President, Capital Resources,
     Inc. (1996 to 1999); Senior Vice President, Lyons Zomback & Ostowski,
     Inc./Advest, Inc. (1988-1996); Regional Director FDIC - New York (1984 to 1988);
     Director of the Bank (since 1999).

                         DIRECTORS CONTINUING IN OFFICE

                                    CLASS II
                            (Terms Expiring in 2002)
                                                                                          Served as a
                             Name, Age, Other Positions with the Company                 Director of the
         and the Bank and Principal Occupation for at least the Past Five Years           Company Since
         ----------------------------------------------------------------------           -------------
Kenneth J. Torsoe, 65......................................................................   1982
     President, Torsoe Brothers Construction Corp., Suffern, NY; partner,
     Normandy Village Company; partner, Normandy Village Apts., Nanuet, NY
     (since 1964); Director of the Bank (since 1981).

Kevin J. Plunkett, 51......................................................................   1998
     Attorney, Partner of the law firm of Thacher Proffitt & Wood, White Plains, NY
     (since 2000) and Member and shareholder of the law firm of Plunkett & Jaffe, P.C.,
     White Plains, NY (1979 to 2000); Director of the Bank (since 1998).

                                    CLASS III
                            (Terms Expiring in 2003)
                                                                                          Served as a
                      Name, Age, Other Positions with the Company                       Director of the
         and the Bank and Principal Occupation for at least the Past Five Years          Company Since
         ----------------------------------------------------------------------          -------------
Thomas E. Hales, 64........................................................................   1982
     Chairman of the Board and Chief Executive Officer of the Company (since 1982);
     Chairman of the Board of the Bank (since 1981); Chief Executive Officer of the
     Bank (since 1983); President of the Company and the Bank (since 1984).

Raymond J. Crotty, 53......................................................................   1996
     Senior Executive Vice President, Chief Credit Officer and Assistant Secretary of the
     Company and the Bank (since 1997); Executive Vice President, Chief Credit Officer and Assistant Secretary of the Company and the Bank (1995 to 1997, and 1992 to
     1997, respectively); Senior Vice President and  Chief Credit Officer of the Bank
     (1988 to 1992); Director of the Bank (since 1995).

Michael H. Fury, 74........................................................................   1982
     Attorney, Senior Partner of the law firm of Fury, Kennedy, Griffin & Smith, Pearl
     River, NY (since 1955); Secretary of the Company and the Bank (since 1985);
     General Counsel of the Company (1982 to 1998) and the Bank (1969 to 1998);
     Director of the Bank (since 1969).


Executive Officers

     In addition to Mr. Hales and Mr. Crotty, the other executive officer of the Company is Steven T. Sabatini, 49, Senior Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company since 1997, and Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company, 1995 to 1997. Mr. Sabatini has held the same positions with the Bank as he does with the Company for the same periods. Mr. Sabatini was Assistant to the Chairman of the Board of Directors of the Bank from September 1994 to March 1995, and for at least five years prior to that, an audit partner with Ernst & Young LLP.

Board Committees and Meetings

     The Board of Directors of the Company met eleven times during 2000. Each director attended 75% or more of the Board of Directors meetings held during the period he was a director, except for Mr. Herbert Peckman who attended 50% of the Board of Directors meetings prior to his retirement on May 31, 2000. The standing committees of the Board include the Stock Option Committee, presently comprised of Messrs. Ruderman (Chairman), Lutz and Torsoe, and the Audit
Committee, presently comprised of Messrs. Lutz (Chairman), Ruderman and Plunkett. The Stock Option Committee evaluates the awarding of options to purchase common stock of the Company to employees under the Company's stock option plans. The Audit Committee of the Company functions in a similar manner as that described below for the Bank's Examining Committee. The Audit Committee Charter is attached as Appendix A to this Proxy Statement. The Board of Directors of the Company does not have a standing executive, nominating or compensation committee or committees performing similar functions.

     Each of the directors of the Company is also a member of the Board of Directors of the Bank, which is the Company's principal subsidiary. Among its standing committees, the Board of Directors of the Bank has an Executive Committee, an Examining Committee and a Compensation Committee.

     The Executive Committee of the Bank's Board of Directors supervises the day-to-day business of the Bank, but does not have authority to act on matters which are not within the ordinary course of business. The Executive Committee's present members are Messrs. Torsoe (Chairman), Crotty, Fury, Hales, Lutz, Plunkett and Ruderman.

     The Examining Committee of the Bank's Board of Directors serves the same purposes which would be served by an audit committee. It reviews the Bank's internal auditing and control procedures and reviews and makes recommendations concerning internal accounting controls. Its present members are Messrs. Lutz (Chairman), Ruderman and Plunkett.

     The Compensation Committee of the Bank's Board of Directors establishes and reviews the policies and standards for hiring employees and makes recommendations to the Bank's Board concerning hiring, promotions and compensation policy. Its present members are Messrs. Fury (Chairman), Ruderman and Plunkett.

     The above Committees meet as and when required, except for the Audit and Examining Committees which meet at least four times each year. Certain matters that may come before a committee may be reviewed or acted on by the Board as a whole.

Compliance with Section 16(a) of the Securities Exchange Act

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the Rules issued thereunder, the Company's directors and executive officers are required to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Copies of such forms are required to be filed with the Company. Based solely on its review of copies of such reports furnished to the Company, the Company believes that the directors and executive officers are in substantial compliance with the filing requirements of Section 16(a).

Compensation of Directors

     Each director of the Company during 2000 received $2,500 for each month served on the Company's Board of Directors and $3,000 in January 2000 for a special meeting held on December 28, 1999. In addition, each director of the Bank received $500 for each month served on the Bank's Board of Directors. No compensation is paid to directors for serving on or attending meetings of the committees of the Company's or Bank's Board of Directors.

Director Stock Option Plan

     Under the Company's existing Director Stock Option Plan, as amended by the Board of Directors on March 24, 1999, certain non-employee directors receive annually, effective as of the close of each annual meeting of stockholders of the Company, a non-qualified option to purchase a fixed number of shares of Common Stock at an exercise price equal to the market value of such shares on the date of the grant. The number of shares subject to the option is based upon the number of years of service completed by the director. After two years of service, the director is entitled to an option covering 1,050 shares. Each additional year of service entitles the director to an option covering an additional 1,050 shares, until the director has completed fifteen years of service, after which the director is entitled to annual options covering 19,566 shares.

     The options may not be exercised prior to the first anniversary of the date of grant and expire ten years after the date of grant. At December 31, 2000, there were 374,286 shares remaining to be granted under the Director Stock Option Plan.

                        OWNERSHIP OF SHARES BY MANAGEMENT

     The following table sets forth certain information as of March 31, 2001 regarding the amount of Common Stock beneficially owned by the Company's directors and director nominees, the executive officers listed below under EXECUTIVE COMPENSATION and all directors and executives as a group:

                                                                           Number of Shares
                                                                            and Nature of          Percent
Beneficial Owner                                                         Beneficial Ownership*     of Class
----------------                                                         ---------------------     --------
Raymond J. Crotty (a)......................................................        378,865           2.22%
Michael H. Fury (b)........................................................        416,098           2.47%
Thomas E. Hales (c)........................................................      2,685,704          15.37%
Edward T. Lutz ............................................................          1,350              **
Kevin J. Plunkett (d)......................................................         31,759              **
Howard V. Ruderman (e).....................................................        908,996           5.42%
Kenneth J. Torsoe (f) (g)..................................................      1,631,020           9.72%
Steven T. Sabatini (h).....................................................        258,743           1.53%
All directors and executive officers as a group (8 individuals)............      6,312,535          34.32%

----------
* The table shows all shares as to which each named beneficial owner possessed sole or shared voting or investment power as of the specified date, including shares held by, in the name of, or in trust for the spouse and dependent children of the named individual and other relatives living in the same household, even if beneficial ownership of such shares has been disclaimed by the named individual. Unless otherwise indicated, the named beneficial owner was the sole and exclusive owner of all listed shares as of the specified date. The table does not include that portion of the 1,371,296 shares owned by the Company's Employee Stock Ownership Plan (With 401(k) Provisions) ("KSOP"), of which Mr. Plunkett and Mr. Sabatini are trustees.

**   Less than 1.00% beneficial ownership in the Company.

(a) Includes 40,176 shares owned by Mr. Crotty jointly with his wife, and 338,689 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2001. Does not include 76,593 or 9,840 shares allocated to Mr. Crotty under the KSOP and Key Employees Supplemental Investment Plan ("KESIP"), respectively.

(b) Includes 118,367 shares owned by Mr. Fury jointly with his wife, 6,713 shares which he holds as trustee for his children, and 163,634 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2001.

(c) Includes 571,744 shares owned by Mr. Hales jointly with his wife, 179,696 shares owned by his wife, 172,134 shares held by the Hales Family Foundation, Inc., and 771,061 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2001. Does not include 225,825 or 83,017 shares allocated to Mr. Hales under the KSOP and KESIP, respectively.

(d) Includes 7,515 shares held by Mr. Plunkett's wife, 129 shares held by Mr. Plunkett's wife and mother jointly, and 19,928 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2001.

(e) Includes 78,264 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2001.

(f) Includes 78,264 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2001.

(g) If shares owned by Harold R. Torsoe were included, the total would be 2,784,988 shares (16.59%). Harold R. Torsoe is the brother of Kenneth J. Torsoe. However, Kenneth J. Torsoe disclaims beneficial ownership of the shares owned by his brother.

(h) Includes 238,463 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2001. Does not include 19,171 shares or 4,782 shares allocated to Mr. Sabatini under the KSOP and KESIP, respectively.

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table sets forth cash and certain other compensation paid to or earned by the Chief Executive Officer and the two other executive officers of the Company for the years indicated. The Bank, which is the principal subsidiary of the Company, has paid or accrued all of the cash compensation shown.


                           SUMMARY COMPENSATION TABLE

                                                      Annual Compensation       Long-Term
                                                    ------------------------   Compensation      All Other
Name and Principal Position(s)              Year    Salary (1)     Bonus (2)     Options (3)  Compensation (4)
------------------------------              ----    ----------     ---------  --------------  ----------------
Thomas E. Hales.............................2000    $644,000     $1,176,720      166,668          $142,099
   President, Chairman of the Board         1999    $611,040     $1,001,100      115,623          $138,028
   and Chief Executive Officer              1998    $540,333     $  868,620      151,659          $145,482


Raymond J. Crotty...........................2000    $224,000     $  196,120       42,929          $ 38,362
   Senior Executive Vice President,         1999    $204,654     $  166,850       43,021          $ 33,697
   Chief Credit Officer and                 1998    $187,500     $  144,770       41,927          $ 29,809
   Assistant Secretary


Steven T. Sabatini .........................2000    $188,000     $  196,120       41,927          $ 39,795
   Senior Executive Vice President,         1999    $168,654     $  166,850       41,927          $ 31,851
   Chief Financial Officer and              1998    $151,500     $  144,770       41,927          $ 27,936
   Assistant Secretary

----------
(1) Includes director fees in the case of Messrs. Hales and Crotty; also includes that portion of each named executive's salary deferred pursuant to the KSOP, the KESIP and the Key Employees Supplemental Diversified Investment Plan ("KESDIP") (but not amounts contributed for the named executives by the Company, which are included under "All Other Compensation").

(2) Reflects payments accrued for the indicated years under the Company's Executive Incentive Bonus Plan.

(3) Number of shares covered by stock options granted, adjusted for stock dividends and splits.

(4) Reflects annual contributions made for the account of each named executive to the KSOP, KESIP and KESDIP, the value of personal use of a Company provided car and Company paid life and medical insurance.

                              Option Grants in 2000

     The options referred to below were granted under the Company's 1997 Employee Stock Option Plan.

                                                                                             Potential Realizable
                                                                                              Aggregate Value at
                                                 % of Total                                  Assumed Annual Rates
                                                   Options                                     of Stock Price
                                                 Granted to                                 Appreciation for Option
                                                  Employees      Exercise                           Term*
                                    Options       In Fiscal       Price       Expiration   --------------------------
Name                                Granted          Year       ($/Share)       Date          5%               10%
----                                -------         -----        --------      -------     --------        ----------
Thomas E. Hales ............          7,179          2.12%       $  15.32      4/13/05     $ 30,386        $   67,145
Thomas E. Hales ............        104,625         30.90%       $13.9286      4/13/10     $916,475        $2,322,529
Thomas E. Hales ............         11,260          3.33%       $  13.25      5/10/10     $ 93,828        $  237,778
Thomas E. Hales ............         43,604         12.88%       $  13.00      6/10/10     $356,490        $  903,416
Raymond J. Crotty ..........          1,002          0.30%       $14.9375      4/06/10     $  9,413        $   23,854
Raymond J. Crotty ..........         41,927         12.38%       $13.9286      4/13/10     $367,265        $  930,721
Steven T. Sabatini .........         41,927         12.38%       $13.9286      4/13/10     $367,265        $  930,721

----------
* The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as set by the SEC and are not intended to forecast future price appreciation of the Common Stock of the Company over the option term, which is ten years (five years in the case of Mr. Hales' incentive stock options). The gains reflect a future value based upon growth at these prescribed rates.

              Option Exercises in 2000 and December 31, 2000 Values

                                                                                             Value
                                                                                        of Unexercised
                                                                      Unexercised        In-the-Money
                                                                      Options at          Options at
                                          Shares                        12/31/00            12/31/00*
                                         Acquired        Value        (Exercisable/       (Exercisable/
Name                                    on Exercise    Realized      Unexercisable)      Unexercisable)
----                                    -----------    --------      --------------      --------------
Thomas E. Hales.........................  188,311      $1,751,135       887,134/0        $3,115,120/NA
Raymond J. Crotty.......................    7,286      $   94,645       346,614/0        $1,506,765/NA
Steven T. Sabatini......................     None             N/A       251,559/0        $  612,801/NA

----------
* Difference between the market value per share of the Company's Common Stock at December 31, 2000 ($12.563) and the option exercise price, multiplied by the number of shares covered by the options.

     Employment Agreements. The Company and the Bank are committed under employment agreements with Mr. Hales, the Chairman, President and CEO; Mr. Crotty, Senior Executive Vice President and Chief Credit Officer; and Mr. Sabatini, Senior Executive Vice President and CFO, requiring annual salaries of $620,000, $185,000 and $185,000, respectively; annual bonus payments equal to six, one and one percent of net income of the Company under the Executive Incentive Bonus Plan, respectively, and annual stock option grants of 111,804 shares, 41,927 shares and 41,927 shares, respectively, issued at fair value (110 percent of fair value for incentive stock options if the key officer's ownership of the Company equals or exceeds 10 percent at the date of grant) and other benefits for the term of the agreements. Mr. Hales' employment agreement is for a five year term, expiring November 16, 2003, while the agreements of Mr. Crotty and Mr. Sabatini are for three year terms, expiring November 16, 2001.

     Mr. Hales' agreement also requires minimum annual salary increases of $30,000. All of the employment agreements include change in control provisions, requiring certain payments including three times annual salary and average bonus payments (as defined) in the event of voluntary or involuntary termination in the event of a change in control of the Company or the Bank.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Bank's Compensation Committee on Executive Compensation and the Performance Graph shall not be incorporated by reference into any such filings.

                     REPORT OF BANK'S COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     The proxy statement rules of the SEC require a report from the Compensation Committee of the Board of Directors which discusses the compensation policies for executive officers and the Committee's rationale for compensation paid to the Chief Executive Officer. The Company's Board does not have a Compensation Committee. All of the compensation (other than stock options) paid to the Company's executive officers is paid to them by the Bank, and decisions concerning the Chief Executive Officer's compensation and guidelines for the compensation of the other executive officers are made by the Compensation Committee of the Bank's Board of Directors and/or the full Board. Accordingly, the following report is submitted by the Bank's Compensation Committee.

Compensation Policies for Executive Officers

     The Compensation Committee's executive compensation policy is designed to provide competitive levels of compensation that align compensation with the Company's annual and long-term performance goals, reward good performance at the Company and Bank levels, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. A significant portion of an executive officer's compensation is performance related, and, therefore, actual compensation levels vary from year to year and in any particular year may be above or below those of the Company's competitors.

     The Compensation Committee also believes that stock ownership by management is beneficial in aligning the interests of management and the Company's stockholders. Accordingly, the Compensation Committee has also relied upon stock-based compensation arrangements in compensating executive officers.

Relationship of Company's Performance to Compensation

     Compensation paid to the executive officers for 2000 consisted primarily of salary, annual bonus under the Company's Executive Incentive Bonus Plan and awards of stock options under the Company's 1997 Employee Stock Option Plan. While each executive officer's salary is determined on the basis of the individual's responsibilities and a comparison with salaries paid by competitors of the Company, the other primary components of executive compensation are directly related to Company and Bank performance.

Annual Bonus Arrangements

     Corporate performance determines the aggregate amount of annual bonuses, if any, awarded to the executive officers under the Executive Incentive Bonus Plan. In determining the aggregate percent of consolidated net income after taxes that is paid as bonuses in accordance with each executive's employment contract and the Executive Incentive Bonus Plan, the Compensation Committee considers the financial performance of the Company in comparison to the Company's business plan for the year, with particular emphasis on net income, return on average common equity, return on average assets and expense to revenue ratios. The Compensation Committee also considers certain measures of asset quality, including net charge-offs and the level of nonperforming loans, and other specific items such as capital ratios that the Board may have identified as being priorities for that year.

     Certain subjective factors, such as the achievement of qualitative goals relating to customers and employees and the historic level of bonus payments at competing organizations in light of their relative performance, are also considered. After the Compensation Committee's evaluation of overall corporate performance, the individual performance of each of the executive officers is evaluated in light of the factors described above that are relevant to the officer's responsibilities.

     In 2000, the Committee took into account the fact that the Company achieved the highest net income reported in its history. Net income was $19.6 million and diluted earnings per common share was $1.15 for the year ended December 31, 2000, increases of 17.5 percent and 19.8 percent, respectively, over 1999. Return on average common stockholders' equity was 18.93 percent in 2000 and return on average total assets in 2000 was 1.11 percent.

Long-Term Incentive Plan Arrangements

     The long-term incentive component of executive officers' compensation for 2000 consists of awards of stock options under the Company's 1997 Employee Stock Option Plan (the "Plan"). The Plan is designed to link rewards for executive officers and other key personnel to increases in stockholder value, foster share ownership by the Company's executives and enable the Company to retain and attract key employees with superior management skills. Awards under the Plan and in accordance with each executive's employment contract consider performance during the prior year as measured by the factors described above under the caption "Annual Bonus Arrangements" and the Company's progress toward meeting longer-term objectives, emphasizing profitability and capital strength. The options granted to Mr. Hales, Mr. Crotty and Mr. Sabatini in 2000, shown under the caption "Long-Term Compensation Options" in the Summary Compensation Table, reflect their high level of individual performance and the Committee's view of the continuing importance of their role in determining the future success of the Company. The actual size of any stock option gains Mr. Hales, Mr. Crotty and Mr. Sabatini and other executives will realize depends solely on the future performance of the Company's Common Stock.

     The Committee believes that the programs described above provide compensation that is competitive with the levels paid by other major corporations, effectively links executive and stockholder interests through performance and equity based plans and is structured to provide incentives that are consistent with the long-term investment horizons which characterize the business in which the Company is engaged.

                                                    COMPENSATION COMMITTEE

                                                    Michael H. Fury, Chairman
                                                    Howard V. Ruderman
                                                    Kevin J. Plunkett


Principal Accounting Firm Fees

     Set forth below is a summary of the fees paid for the year ended December 31, 2000 to the Company's principal accounting firm, Deloitte & Touche LLP:

Audit fees...................................................   $260,000
All other fees...............................................   $ 83,750 (a)


----------
(a)  Includes fees for tax consulting and other non-audit services.

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee (the "Committee"), which consists entirely of directors who meet the independence and experience requirements of the New York Stock Exchange, assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. A copy of the Committee's charter is set forth as Appendix A to this Proxy Statement.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the auditors any relationships that may impact their objectivity and independence, including fees for non-audit services, and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal control and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with the independent auditors and the internal auditors their audit plan and scope.

     The Committee discussed and reviewed with the independent auditors all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the independent auditors' examination of the consolidated financial statements. The Committee also discussed the results of the internal audit examinations.

     The Committee reviewed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with the independent auditors, the Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent auditors and the Board of Directors concurred in such recommendation.

                                                     AUDIT COMMITTEE

                                                     Edward T. Lutz, Chairman
                                                     Howard V. Ruderman
                                                     Kevin J. Plunkett

                                PERFORMANCE GRAPH

     The following graph provides a comparison of the annual percentage changes in the cumulative total stockholder return on the Company's Common Stock with that of two Peer Groups and the Russell 2000 Market Value Index ("Russell 2000 Index") for the five-year period ended December 31, 2000. The comparison assumes that $100 was invested on December 31, 1995 in the Common Stock of the Company and in each of the foregoing indices and assumes the reinvestment of all dividends.

                 Comparison of Five-Year Cumulative Total Return
            Among the Company, Two Peer Groups and Russell 2000 Index


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                                                         Period Ending
                              -------------------------------------------------------------------
Index                         12/31/95    12/31/96   12/31/97    12/31/98    12/31/99    12/31/00
-------------------------------------------------------------------------------------------------
U.S.B. Holding Co., Inc.       100.00      142.68     434.96      319.21      307.20      260.50
Russell 2000                   100.00      116.49     142.55      138.92      168.45      163.36
U.S.B. Peer Group*
  $500M-$1.5B Bank Index       100.00      120.58     213.23      212.76      186.73      201.64
U.S.B. Peer Group**            100.00      117.51     207.32      205.31      177.92      202.77
  $500M-$2.5B Bank Index

* U.S.B. Peer Group - $500M - $1.5B Bank Index. This U.S.B. Peer Group is a market-capitalization-weighted stock index combining price information from 18 banking institutions in New York and New Jersey with asset size of at least $500 million, but less than $1.5 billion as of December 31, 2000. The banking institutions included are: Alliance Financial Corporation, Arrow Financial Corporation, Center Bancorp, Inc., CNB Financial Corp., Commercial Bank of New York, Financial Institutions, Inc., First of Long Island Corporation, Greater Community Bancorp, Interchange Financial Services Corporation, Lakeland Bancorp, Incorporated, Merchants New York Bancorp, Inc., Peapack Gladstone Financial Corporation, State Bancorp, Inc., Sterling Bancorp, Suffolk Bancorp, Tompkins Trustco, Inc., Vista Bancorp, Inc. and Yardville National Bancorp.

** U.S.B. Peer Group - $500M - $2.5B Bank Index. This U.S.B. Peer Group is a market-capitalization-weighted stock index combining price information from 24 banking institutions in New York and New Jersey with an asset size of at least $500 million, but less than $2.5 billion as of December 31, 2000. The banking institutions included are: Alliance Financial Corporation, Arrow Financial Corporation, BSB Bancorp, Inc., Center Bancorp, Inc., CNB Financial Corp., Commercial Bank of New York, Community Bank System, Inc., Financial Institutions, Inc., First of Long Island Corporation, Greater Community Bancorp, Interchange Financial Services Corporation, Lakeland Bancorp, Incorporated, Merchants New York Bancorp, Inc., Peapack Gladstone Financial Corporation, Premier National Bancorp Inc., State Bancorp, Inc., Sterling Bancorp, Suffolk Bancorp, Sun Bancorp, Inc., Tompkins Trustco, Inc., TrustCo Bank Corp of NY, United National Bancorp, Vista Bancorp, Inc. and Yardville National Bancorp.

                      PRINCIPAL STOCKHOLDERS OF THE COMPANY

     The following information is furnished with respect to each person known by management of the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock as of March 31, 2001:

                                                                        Number of Shares
Name and Address                                                          and Nature of             Percent
of Beneficial Owner                                                    Beneficial Ownership*        Of Class
-------------------                                                    ---------------------        --------
Thomas E. Hales (a)
     66 Brookwood Drive
     Briarcliff Manor, NY 10510................................              2,685,704                 15.37%

Howard V. Ruderman (b)
     6 Aspen Court
     Pomona, NY  10970.........................................                908,996                  5.42%

Harold R. Torsoe (c)
     4 Bridgitte Court
     Suffern, NY  10901........................................              1,153,968                  6.91%

Kenneth J. Torsoe (d)
     70 West Gate Road
     Suffern, NY  10901........................................              1,631,020                  9.72%

U.S.B. Holding Co., Inc.
     Employee Stock Ownership Plan
     (With 401(k) Provisions)
     100 Dutch Hill Road
     Orangeburg, NY  10962.....................................              1,371,296                  8.21%

----------
* The table shows all shares as to which each named beneficial owner possessed sole or shared voting or investment power as of the specified date, including shares held by, in the name of, or in trust for, the spouse and dependent children of the named individual and other relatives living in the same household, even if beneficial ownership of such shares has been disclaimed by the named individual. Unless otherwise indicated, the named beneficial owner was the sole and exclusive owner of all listed shares as of the specified date.

(a) Includes 571,744 shares owned by Mr. Hales jointly with his wife, 179,696 shares owned by his wife, 172,134 shares held by the Hales Family Foundation, Inc., and 771,061 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2001. Does not include 225,825 or 83,017 shares allocated to Mr. Hales under the KSOP and KESIP, respectively.

(b) Includes 78,264 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2001.

(c)  Includes 26,971 shares owned by Harold R. Torsoe's wife.

(d) Includes 78,264 shares that may be acquired pursuant to the exercise of options within 60 days of March 31, 2001.

             CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH MANAGEMENT

     During 2000, some of the directors and executive officers of the Company (and members of their immediate families and corporations, organizations, trusts and estates with which these individuals are associated) were indebted to the Bank in amounts of $60,000 or more. However, all such loans, which did not exceed a total of $1,144,000 (or 0.94% of stockholders' equity at February 28, 2001) at any one time during 2000, were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rate and collateral requirements, as those prevailing at the same time for comparable loan transactions with unaffiliated persons, and no such loan is classified at present as a nonaccrual, past due, restructured or potential problem loan.

     Outside of normal customer relationships, none of the directors, executive officers or 5% stockholders of the Company (or members of their immediate families) presently maintains, directly or indirectly, any significant business or personal relationship with the Company or the Bank, other than such as might arise by virtue of his position with, or ownership interest in, the Company, except as follows. Michael H. Fury is a director of the Company and the Bank and is a senior partner in the law firm of Fury, Kennedy, Griffin & Smith, which was employed by the Company during 2000 and received $1,527 from the Company for services rendered and related out-of-pocket disbursements. Edward T. Lutz is a Principal of Tucker Anthony, an investment banking and brokerage firm that was employed by the Company during 2000 for the sale of approximately $113,631 of equity securities at market prices. Kevin J. Plunkett is a partner in the law firm of Thacher Proffitt & Wood, which was employed by the Bank during 2000 and received $14,777 from the Bank and $10,435 from the Company for services rendered and related out-of-pocket disbursements. Mr. Lutz and Mr. Plunkett do not have a direct business relationship with the Company or the Bank.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     On recommendation of the Audit and Examining Committees of the Company and the Bank, respectively, the Board has appointed Deloitte & Touche LLP as independent auditors of the Company and the Bank, for the year ending December 31, 2001. The appointment of Deloitte & Touche LLP continues a relationship that began in 1980. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have the opportunity to make statements if they so desire and will be available to respond to appropriate questions.

               ITEM 2: APPROVAL OF 2001 EMPLOYEE STOCK OPTION PLAN

     On April 19, 2001, the Board adopted the 2001 Employee Stock Option Plan (the "Plan"), subject to approval and ratification by the stockholders at the Meeting. The Board adopted the Plan because only 96,528 shares of Common Stock remain available for the granting of employee options under the Company's 1997 Employee Stock Option Plan. The Plan is designed to replace the existing plan and, if the Plan is approved by the stockholders, no more options will be granted under the existing plan. The Plan is effective as of May 17, 2001, subject to approval by the stockholders at the Meeting.

     The Plan is intended to encourage ownership of the Company's Common Stock by employees of the Company and its subsidiaries ("Participating Companies") who are considered likely to contribute to the growth or profitability of the Company and to provide incentives to those persons to use their best efforts on behalf of the Participating Companies. The Board believes that the Plan will advance the interests of the Company and its stockholders by providing, through the grant of options to purchase shares of Common Stock, a larger personal and financial interest in the success of the Company to employees selected for participation in the Plan.

     The Plan, which will be administered by the Stock Option Committee of the Board (the "Committee"), is similar in most respects to the Company's 1997 Employee Stock Option Plan. The Plan gives the Committee the discretion to grant options to employees in such amounts and on such terms as the Committee shall determine.

     The following summary of the Plan is qualified by reference to the detailed terms of the Plan, a copy of which is attached as Appendix B. Stockholders are urged to review the Plan before determining how to vote on this proposal.

     The Plan provides for the grant of both incentive stock options and non-qualified stock options. No more than an aggregate of 1,500,000 shares of Common Stock (subject to adjustment in the event of stock splits or other changes in the Common Stock as provided in the Plan) may be subject to purchase upon exercise of the options granted under the Plan. No option may be granted more than ten years after the effective date of the Plan. Each option will be evidenced by an agreement or notice of grant incorporating its terms and conditions.

     The Committee will select those employees who will be granted options under the Plan, based upon its sole judgment as to their past or potential contribution to the growth or profitability of the businesses of the Participating Companies, and (subject to the terms of the Plan) will determine
(i) the number of shares of Common Stock subject to each option, (ii) the time or times when and the manner in which each option can be exercised, the exercise price and the duration of the exercise period, and (iii) whether the option to be granted will be an incentive stock option or a non-qualified stock option.

     Under the terms of the Plan, the exercise price of incentive stock options for holders of 10% of the voting stock of the Company must be at least 110% of the fair market value of the Common Stock on the date of grant and, for all other employees receiving incentive stock options, at least equal to the fair market value of the Common Stock. In addition, the aggregate fair market value (determined on the date of grant) of the Common Stock for which a participant is granted incentive stock options (including incentive stock option granted under any other plan of the Company) that first become exercisable during any given calendar year may not exceed $100,000, and the aggregate number of shares of Common Stock for which options are granted to any one participant in any one calendar year shall not exceed 350,000. The exercise price of non-qualified stock options may be at any price equal to or greater than the par value of the Common Stock (now $0.01 per share).

     The exercise period for a stock option granted under the Plan can be no more than ten years from the date of grant, except that in the case of an incentive stock option granted to a holder of 10% or more of the voting stock of the Company, the exercise period can be no more than five years from the date of grant.

     Under the Plan, options are not transferable other than by will or pursuant to the laws of descent and distribution. The exercise price of shares of Common Stock subject to options may be paid with cash or in Common Stock owned for more than six months, a combination of the foregoing, or any other form of consideration acceptable to the Committee (including, to the extent permitted by law, relinquishment of options) having a fair market value equal to the exercise price.

     The Committee will interpret the provisions of the Plan, make all necessary decisions and determinations and provide other related administrative services. Subject to the provisions of the Plan, the Committee may act in its sole discretion and its decisions and determinations under the Plan need not be uniform and may treat similarly situated employees in a dissimilar manner.

     The Committee will also provide for certain specified terms regarding options in individual option agreements between the Company and pertinent employees or in notices of grant to such employees. Among other things, such agreements or notices may provide for conditions to the exercise of options, including a required period of employment by a Participating Company or the attainment of certain performance goals or other criteria, and may provide for exercisability in installments.

     Under the Plan, if (in the judgment of the Company's Board) an employee terminates his or her employment voluntarily or if an employee's employment is terminated by his or her employer with cause (in the judgment of the Board), all outstanding options held by the employee are forfeited as of the date of termination or such later date and subject to such terms and conditions the Committee may specify, but not later than the original expiration date of the option. If an employee's employment is terminated by his or her employer without cause (in the judgment of the Board), options held by the employee are exercisable, to the extent exercisable by the employee at the date of termination, within three months after the date of termination, or such later date and subject to such terms and conditions the Committee may specify, but not later than the original expiration date of the option. If an employee who has been granted an option dies while an employee of a Participating Company, or retires, the employee's options are exercisable, to the extent exercisable on his or her date of death or retirement, or by the employee's designated beneficiary in the case of his or her death, or as otherwise required by law at any time or from time to time within three months after the date of death or retirement, or until such later date and on such other terms as the Committee may determine, but not later than the original expiration date of the option. If the employment of an employee who has been granted an option terminates as a result of such employee's total disability, the employee's options are exercisable, to the extent exercisable on the date of termination, at any time or from time to time within twelve months after the date of termination or such later date and on such other terms as the Committee may determine, but not later than the original expiration date of the option. In the event that an employee's employment terminates for any reason prior to the date on which some or all of the employee's options become exercisable, the options automatically expire without compensation.

     The Board may, at any time, amend or terminate the Plan. However, no amendment or termination may retroactively impair the rights of any person with respect to an option. The Board may determine that stockholder approval of any amendment to the Plan may be advisable for any reason, including but not limited to, for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange listing requirements.

Federal Income Tax Treatment of Stock Options

     The rules governing the tax treatment of stock options are complex, and the following discussion is necessarily a general discussion of current Federal income tax consequences and does not purport to be complete. Statutory provisions, and interpretations thereof, are subject to change.

     Incentive Stock Options. The participant will not recognize taxable gain or loss when an incentive stock option is granted or exercised, although upon exercise the spread between the fair market value of the stock and the exercise price generally will be an item of tax preference for purposes of the participant's alternative minimum tax. If the shares acquired upon the exercise of an incentive stock option are held for at least one year after exercise and two years after grant (the "Holding Periods"), the difference between the exercise price of the option and the amount realized upon a sale of the Common Stock will be long-term capital gain or loss and the Company will not be entitled to a deduction. If the shares are not held for the Holding Periods, the gain will be ordinary income to the participant to the extent of the difference between the exercise price and the lesser of (i) the fair market value of Common Stock on the date the option is exercised, or (ii) the amount realized on the sale of the Common Stock. To the extent that the sale price of Common Stock sold within the Holding Periods exceeds the fair market value of such Common Stock on the date of exercise, such amount will be treated as long-term capital gain if the shares are held for more than twelve months or short-term capital gain if the shares are held for twelve months or less. Also, in such circumstances, the Company generally will receive a deduction equal to the amount of any ordinary income recognized by the participant. The Plan requires that the employee notify the Company of any sale of Common Stock received upon exercise of an Incentive stock option during such Holding Periods.

     Non-Qualified Stock Option. The participant will not recognize taxable income and the Company will not receive a deduction when a non-qualified stock option is granted. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income and the Company will receive a deduction equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. A participant's basis in the Common Stock acquired upon exercise of a non-qualified stock option will be equal to the fair market value of the Common Stock on the date of exercise. Gain or loss recognized on a disposition of the shares will be treated as a capital gain or loss.

     Parachute Payments. Under certain circumstances, an accelerated vesting or the cash-out of stock options in connection with a change in control of the Company might be deemed an "excess parachute payment" for purpose of the golden parachute tax provision of Section 280G of the Code. To the extent it is so considered, the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction.

     Section 162(m). Under Section 162(m) of the Code and regulations thereunder (referred to collectively as Section "162(m)" or the "Code"), the amount of compensation paid by a publicly held corporation to its chief executive officer and the four other most highly compensated executive officers during any year which may be deductible for federal income tax purposes is limited to $1,000,000 per person per year. Compensation which qualifies as performance-based is excluded from this limit on the amount of deductible compensation. The 2001 Plan has been structured to permit the grant of options that, when exercised, will result in compensation to the optionee that qualifies as performance-based compensation that is excluded from the limit imposed by Section 162(m).

     The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting and entitled to vote will be required for approval of the 2001 Employee Stock Option Plan. The Board of Directors unanimously recommends that you vote FOR this proposal.

                                  OTHER MATTERS

     The Board of Directors of the Company is not aware of any other matters that may come before the Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the proxy statement for the 2002 Annual Meeting of Stockholders must be received by the Company at its principal executive offices by January 18, 2002. Such stockholder proposals, together with any supporting statements, should be directed to the Secretary of the Company.

Date:  April 25, 2001

                                              By order of the Board of Directors


                                              Michael H. Fury, Secretary

                                   Appendix A

                            U.S.B. HOLDING CO., INC.
                             AUDIT COMMITTEE CHARTER

1.   Board Affirmation

     In accordance with sound corporate and banking practice, U.S.B. Holding Co., Inc. (the "Company") has established an Audit Committee of the Board of Directors (the "Audit Committee"). The Audit Committee is established by the Board of Directors (the "Board") in order to allow Audit Committee members to focus their attention on corporate accountability matters in greater depth than would be practicable for the full Board. The Audit Committee is a part of the Board and operates in an advisory capacity to the Board of Directors. The final decision regarding recommendations or actions by the Audit Committee is made by the Board. This Audit Committee Charter is to be reviewed, revised as necessary, and approved annually by the Audit Committee and the Board. Compliance with the New York Stock Exchange ("NYSE") Audit Committee Rules is an objective of this Audit Committee Charter. A written, annual assessment of compliance with the New York Stock Exchange Audit Committee Rules is required as part of the annual Audit Committee Charter approval process. The Audit Committee will be responsible for the consolidated entity of U.S.B. Holding Co., Inc., including its subsidiaries. The Audit Committee will have the oversight responsibility, authority and specific duties as described below.

2.   Composition

     The Audit Committee is a standing committee of the Board of Directors. The Audit Committee will be comprised of at least three directors, each of whom shall have no direct or indirect relationship to the Company that, in the opinion of the Board of Directors, may interfere with the exercise of their duties in a manner independent from management and the Company. The specific members of the Audit Committee will be determined by the Board. Each Committee member shall be financially literate, and at least one member shall have accounting or related financial management expertise, as set forth in the applicable rules of the New York Stock Exchange. Documentation of compliance with the above independence and experience requirements will be performed at least annually in conjunction with the annual review of this Charter. The Chairman of the Audit Committee will be appointed annually by the Board.

3.   Responsibility

     The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the accounting, auditing, internal control and financial reporting practices of the Company. In addition, the Audit Committee provides an avenue for communication between internal audit, the external auditors, management and the Board. The Audit Committee is the Board's principal agent in assuring the independence of the Company's external auditors, the integrity of management and the adequacy of disclosures to stockholders. The external auditors are ultimately accountable to the Board and the Audit Committee. The Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the external auditors. In coordination and cooperation with any ethics committees of Company subsidiaries, the Audit Committee also has oversight responsibility for reviewing compliance with the Company's business ethics and conflicts of interest policies.

4.   Authority

     The Audit Committee is granted the authority to investigate any matter or activity involving financial accounting, financial reporting, internal controls and violations of the Company's business ethics or conflict of interest policies. In that regard, the Audit Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees are directed to cooperate fully with respect thereto as requested by members of the Audit Committee.

5.   Meetings

     The Audit Committee will meet at least four times annually and as many additional times as the Audit Committee deems necessary. The Audit Committee will also meet on a quarterly basis, prior to filing the Company's Quarterly Report on Form 10-Q with the Securities and Exchange Commission, to review the quarterly financial results and to discuss the required external auditor/Audit Committee communications. Audit Committee members will strive to be present at all meetings. At least two members of the Audit Committee must be present to hold an Audit Committee meeting. As necessary or desirable, the Chairman of the Audit Committee may request that members of management, the Chief Internal Auditor, and the representatives of the external auditing firm be present at meetings. Members of management may also submit a request to present items to the Audit Committee. The Audit Committee is to meet in separate executive sessions with the chief internal auditor, general counsel (in-house) and the external auditors at least once each year and at other times as considered appropriate. Minutes of meetings and other relevant records will be maintained.

6.   Specific Duties

A) Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This review will include an assessment of compliance with the NYSE Audit Committee Requirements.

B) On an annual basis, recommend to the Board the selection, retention or termination of the Company's external auditors.

C) Prior to the annual audit of the consolidated financial statements, review the scope and general extent of the external auditors' audit engagement. The Committee's review will entail an understanding from the external auditors of the factors considered in determining the audit scope, including:

                  -industry and business risk characteristics;

                  -external reporting requirements;
                  -materiality of the Company's consolidated entities; -quality of internal accounting controls; and -extent of involvement of internal audit.

The external auditors' fees are to be negotiated by management and summarized for Audit Committee review and approval.

D) Inquire as to the independence of the external auditors and obtain from the external auditors, at least annually, a formal written statement delineating all relationships between the external auditor and the Company as contemplated by Independence Standards Board No. 1, "Independence Discussions with Audit Committees" (as modified or supplemented). The Audit Committee is responsible for actively engaging in a dialogue with the external auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditors and for recommending that the Board take appropriate action in response to the external auditors report to satisfy itself of the external auditors' independence.

E) Review with the Company's management, internal audit, and external auditors significant accounting and reporting principles, practices, and procedures applied by the Company in preparing its financial statements. As applicable, discuss and review any changes during the year in accounting principles and their application. Discuss with the external auditors their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

F) Review with the Company's management, internal auditors and external auditors the adequacy and effectiveness of accounting and financial reporting systems and controls and compliance with applicable codes of conduct, laws, and regulations. For all of the Company's subsidiaries as applicable, obtain and review with management the basis of reports issued concerning internal control over financial reporting and compliance with designated laws and regulations. For all of the Company's subsidiaries as applicable, obtain and review the independent accountants internal control letter, management letter, and the attestation report concerning internal controls over financial reporting.

G) As part of the review of the annual financial statements, receive a written report from the Company's general counsel concerning any legal and regulatory matters that may have a material impact on the financial statements. Also review the methods used to establish and monitor the Company's policies with respect to employee unethical or illegal activities that may have a material impact on the financial statements. Review the methods utilized to establish compliance with the Business Code of Ethics.

H) On an annual basis, review and discuss with management and the external auditors, upon completion of the audit, the Company's audited consolidated financial statements and independent auditors' opinion rendered with respect to such financial statements. This review and discussion is to encompass the Company's Annual Report to Stockholders on Form 10-K filed with the Securities and Exchange Commission, including the financial statements and related notes, management's discussion and analysis of operations, financial statement schedules and supplemental disclosures required by generally accepted accounting principles and/or the Securities and Exchange Commission. These discussions should also include matters required to be discussed under Statement on Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments and other such inquiries as the Committee and the external auditors shall deem appropriate. Based on this review and discussion, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

I) Review and discuss with management and the external auditors, upon completion of their interim review, the Company's interim financial statements to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission on Form 10-Q, sufficient to establish for the Audit Committee members that in their business judgement, the interim review was conducted by the external auditors in compliance with generally accepted auditing standards, regulatory requirements, and Statement on Auditing Standards No. 61. This review will occur prior to the Company's filing of Form 10-Q. For purposes of this quarterly review, a quorum of two Audit Committee members is required.

J) Discuss with the external auditors the matters required to be discussed by generally accepted auditing standards including Statement on Auditing Standards No. 61 (as modified or supplemented), in order to provide the Audit Committee with additional information regarding the scope and results of the audit that may assist the Audit Committee in overseeing the financial reporting and disclosure process.

K) Review with the external auditor their procedures, standards, and reporting obligations relating to the requirement, under the U.S. Federal Securities Law, that their audit include procedures designed to provide reasonable assurance of detecting illegal acts and to identify related party transactions.

L) Oversee the Internal Audit Department, including the Loan Review function which is a separate division of the Internal Audit Department. Review the appointment, performance, and replacement as necessary of the senior internal audit officer. Review the annual internal audit plan and receive a quarterly summary of internal audit activities, including significant unresolved findings.

M) For the Company and subsidiaries, oversee and monitor management's efforts to correct deficiencies noted in an audit or examination.

N) Review and evaluate the Company's risk management policies and quarterly risk management reporting in light of the Company's business strategy, capital strength and overall risk tolerance.

O) As applicable for the state chartered banking subsidiaries of the Company, review the Directors Examination Reports and the corresponding filings.

P) Review and approve the report of the Audit Committee to be included in the Company's proxy statement.

Q) Apprise the Board of Directors of significant developments noted in the course of performing the above duties.

                                   Appendix B

                            U.S.B. HOLDING CO., INC.
                         2001 EMPLOYEE STOCK OPTION PLAN

1.   Purpose

     The purpose of the U.S.B. Holding Co., Inc. 2001 Employee Stock Option Plan is to attract and retain persons of ability as employees of U.S.B. Holding Co., Inc. and its subsidiaries and affiliates, and encourage such employees to continue to exert their best efforts on behalf of the Company and its subsidiaries and affiliates.

2.   Definitions

     When used herein, the following terms shall have the following meanings:

     "Beneficiary" means the beneficiary or beneficiaries designated pursuant to
Section 6 who shall be entitled to exercise any Options held by the Optionee at the time of his or her death.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

     "Committee" means the committee  appointed by the Board pursuant to Section
7.

     "Company" means U.S.B. Holding Co., Inc. and its successors and assigns.

     "Employee" means an employee of any Participating Company (including a director or officer, to the extent he or she is deemed an employee under common law) who, in the judgment of the Committee, is responsible for or contributes to the growth or profitability of the business of any Participating Company.

     "Exchange" means the principal exchange on which the Stock is listed or, if the Stock is not listed on an exchange, the Nasdaq Stock Market of the National Association of Securities Dealers.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" means, as of any date in issue, the closing sales price on the Exchange of one share of Stock on such date or, if no sales of Stock have taken place on such date, the closing sales price of one share of Stock on the most recent date on which sales prices were reported on the Exchange.

In the event that the Company's shares are not publicly traded on an Exchange, the Committee shall determine the fair market value for all purposes.

     "Option" means an option to purchase Stock subject to the applicable provisions of Section 4 and granted in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section 422 of the Code or a non-qualified stock option.

     "Option Agreement" means any written agreement evidencing an Option granted to an Employee under the Plan.

     "Optionee" means an Employee who has been granted an Option under the Plan.

     "Participating Company" means the Company or any subsidiary or other affiliate of the Company which at the time such option is granted under the Plan qualifies as a "subsidiary corporation" of the Company under the definition of such term contained in Section 424(f) of the Code.

     "Plan" means the U.S.B. Holding Co., Inc. 2001 Employee Stock Option Plan, as the same may be amended, administered or interpreted from time to time.

     "Stock" means the common stock, $0.01 par value, of the Company.

     "Ten Percent Stockholder" means an Employee who, at the time of grant of an Option to him or her, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company.

     "Total Disability" means the complete and permanent inability of an Employee, Officer or Director to perform all of his or her duties as such, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

3.   Shares Subject to the Plan

     The aggregate number of shares of Stock which may be subject to purchase by exercising Options granted under the Plan is 1,500,000 shares, subject to adjustment in accordance with Section 9 below. Such shares shall be made available from either authorized and unissued shares or shares held by the Company in its treasury. If, for any reason, any shares of Stock subject to purchase by exercising an Option under the Plan are not delivered or are
reacquired  by  the  Company,  for  reasons  including,   but  not  limited  to,
termination of employment or relationship with the Company, or expiration or cancellation with the consent of an Optionee of an Option, such shares of Stock shall again become available under the Plan.

4.   Grant of Stock Options

     (a) Subject to the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Employees to whom Options are to be granted; (ii) determine whether such Options shall be incentive stock options or non-qualified stock options or a combination of incentive stock options and non-qualified stock options, (iii) determine the number of shares of Stock subject to each Option; and (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; provided, however, that (A) no option which is an incentive stock option shall be granted after the expiration of ten years from the effective date of the Plan, (B) the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock for which incentive stock options (including incentive stock options granted under any other plan of the Company) granted to any Optionee under this Plan that may first become exercisable in any calendar year shall not exceed $100,000, and (C) the aggregate number of shares of Stock for which Options are granted to any one participant in any one calendar year shall not exceed 350,000 (computed as if any Option which is canceled continues to be counted against the maximum number of shares for which Options may be granted to the employee under the Plan).

     (b) The exercise period for an Option shall be no more than ten years from the date of grant, provided, however, that, in the case of an incentive stock option granted to a Ten Percent Stockholder, such period, including extensions, shall be no more than five years from the date of grant.

     (c) The Option exercise price per share shall be determined by the Committee at the time the Option is granted and shall be at least equal to the par value of one share of Stock if the Stock has a par value; provided, however, that the exercise price for an incentive stock option shall be not less than the Fair Market Value of the Stock on the date of grant, or in the case of an incentive stock option granted to a Ten Percent Stockholder, 110 percent of the Fair Market Value on the date of grant, all as determined by the Committee.

     (d) No part of any Option may be exercised by an Optionee until such Employee shall have (i) remained in the employ of a Participating Company for such period as the Committee may specify, if any, after the date on which the Option is granted, or (ii) achieved such performance or other criteria, as the Committee may specify, if any, and the Committee may further require exercisability in installments.

     (e) (i) If an Employee who has been granted an Option dies while an Employee of a Participating Company or retires, his or her Options may be exercised, to the extent that the Employee shall have been entitled to do so on the date of his or her death or retirement, by his or her Beneficiary in the case of his or her death, including, if applicable, his or her executors or administrators, at any time, or from time to time, within three months after the date of the Employee's death or retirement or until such later date, and subject to such terms and conditions as the Committee may specify, but no later than the expiration date specified in Section 4(b) above.

     (ii) If the Employee's employment by a Participating Company terminates because of his or her Total Disability, he or she may exercise his or her Options, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within twelve months after the date of the termination of his or her employment or until such later date, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in
Section 4(b) above.

     (iii) If an Employee's employment by a Participating Company voluntarily terminates or if his or her employment terminates because of involuntary termination of employment by the participating Company with cause (as determined by the Board in its sole discretion), all outstanding Options shall be forfeited as of the date of termination or at such later date and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 4(b) above.

     (iv) If an Employee's employment terminates because of involuntary termination of employment by the Participating Company without cause (as determined by the Board in its sole discretion) he or she may exercise his or her Options to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within three months after the date of the termination of his or her employment, or such later date and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in
Section 4(b) above.

     (f) No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by him or her.

     (g) With respect to an incentive stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

     (h) Each Option granted under the Plan shall be evidenced by a written Option Agreement or by a notice to the recipient of the grant of such Option, in either case in a form approved by the Committee. Each Option granted under the Plan shall be subject to the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Option granted and such other terms and conditions as the Committee may specify. Further, each such Option Agreement or notice shall provide that unless at the time of exercise of the Option there shall be, in the opinion of counsel for the Company, a valid and effective registration statement under the Securities Act and appropriate qualification and registration under applicable state securities laws relating to the Stock being acquired pursuant to the Option, the Optionee shall upon exercise of the Option give a representation that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such shares. In the absence of such registration statement, the Optionee shall be required to execute a written affirmation, in a form reasonably satisfactory to the Company, of such investment intent and to further agree that he or she will not sell or transfer any Stock acquired pursuant to the Option until he or she requests and receives an opinion of counsel satisfactory to the Company to the effect that such proposed sale or transfer will not result in a violation of the Securities Act, or a registration statement covering the sale or transfer of the shares has been declared effective by the Securities and Exchange Commission, or he or she obtains a no-action letter from the Securities and Exchange Commission with respect to the proposed transfer.

     (i) Except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in Stock already owned by the Optionee for more than six months, or a combination of cash and Stock owned for more than six months, or in such other consideration acceptable to the Committee (including, to the extent permitted by applicable law, the relinquishment of a portion of the Option) as the Committee deems appropriate, having a total Fair Market Value equal to the purchase price. For purposes of this Section 4(i), the fair market value of the portion of an Option that is relinquished shall be the excess of

          (x) the Fair Market Value at the time of exercise of the number of shares of Stock subject to the portion of the Option that is relinquished over

          (y) the aggregate exercise price specified in the Option with respect to such shares.

5.   Certificates for Stock

     (a) Each Optionee, upon the exercise of an Option granted under the Plan, shall be issued a certificate for the shares of Stock purchased through such exercise. Such certificate shall be registered in the name designated by the Optionee.

     (b) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any Exchange on which the Stock may then be listed or (ii) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any governmental body, which the Committee shall, in its sole discretion, determine to be necessary or advisable.

     (c) All  certificates  for shares of Stock  delivered  under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 5(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act, or if, and so long as, the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

     (d) Each Optionee who receives shares of Stock upon exercise of an Option shall have all of the rights of a stockholder, including the right to vote the shares and receive dividends and other distributions, from the date of issuance to him or her of a certificate or certificates for such shares. No Optionee granted an Option shall have any right as a stockholder with respect to any shares subject to such Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

     (e) Each Optionee who receives Stock upon exercise of an Option that is an incentive stock option shall give the Company prompt notice of any sale of such Stock prior to the expiration of any applicable holding period for incentive stock options prescribed by the Code, which holding period is currently until the later of (i) two years after the grant of such Option or (ii) one year after the date of such exercise.

6.   Beneficiary

     (a) Each Optionee shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to exercise any Options held by the Optionee at the time of his or her death. An Optionee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Optionee's death, and in no event shall it be effective as of a date prior to such receipt.

     (b) If no such Beneficiary designation is in effect at the time of an Optionee's death, or if no designated Beneficiary survives the Optionee, or if such designation conflicts with law, the Optionee's estate shall be entitled to exercise any Options held by the Optionee at the time of the Optionee's death. If the Company is in doubt as to the right of any person to exercise such Options, the Company may suspend the right to exercise such Option, without liability, until the Company determines the rights thereto, or the Company may transfer such Option into any court of appropriate jurisdiction and such transfer shall be a complete discharge of the liability of the Company therefor.

7.   Administration of the Plan

     (a) The Plan shall be administered by a committee appointed by the Board for that purpose consisting of at least two members, each of which shall be a member of the Board, a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act or successor rule or regulation, and an "outside director" within the meaning of IRS Reg. Section 1.162-27(e)(3) or successor rule or regulation (the "Committee").

     (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

     (c) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof, and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes.

     (d) The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Employees, whether or not such Employees are similarly situated.

     (e) The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

8.   Amendment or Discontinuance

     The Board may, at any time and for any reason, amend or terminate the Plan. No amendment or termination shall retroactively impair the rights of any person with respect to an Option.

9.   Adjustment in Event of Change in Common Stock

     (a) Subject to Section 9(b), if the outstanding shares of Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Stock or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares provided in Section 3 and in clause C of Section 4(a), (ii) the number and kind of shares or other securities subject to the outstanding Options, and (iii) the price for each share or other unit of any other securities subject to outstanding Options without change in the aggregate purchase price or value as to which such Options remain exercisable or subject to restrictions. Any adjustment under this Section 9(a) will be made by the Board, whose determination as to what adjustments will be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustment.

     (b) Notwithstanding anything else herein to the contrary, the Committee, in its sole discretion at the time of grant of an Option or otherwise may, in an Option Agreement, in a notice of the grant of an Option or otherwise, provide that, with an Optionee's consent, upon the occurrence of certain events, including a change in control of the Company (as determined by the Board), any outstanding Options not theretofore exercisable shall immediately become exercisable in their entirety and that any such Option may be purchased by the Company for cash at a price to be determined by the Board.

10.  Miscellaneous

     (a) Nothing in this Plan or any Option Agreement entered into or notice of grant given pursuant hereto shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

     (b) No Option granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

     (c) No person shall have any claim to an Option until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     (d) Absence on leave approved by a duly constituted officer of a Participating Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Option that is an incentive stock option may be granted to an employee while he or she is absent on leave.

     (e) If the Committee shall find that any person to whom any Option, or portion thereof, is granted under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

     (f) The right of any Optionee or other person to any Option or Stock under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 6 with respect to the designation of a Beneficiary or as may otherwise be required by law. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Optionee or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Optionee or his or her Beneficiary, then the Committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Optionee, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Optionee (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

     (g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all Optionees at all reasonable times at the Company's headquarters.

     (h) The Committee may cause to be made, as a condition precedent to the grant of any Option, or otherwise, appropriate arrangements with the Optionee or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes.

     (i) The Plan and the grant of Options shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.

     (j) All elections, designations, requests, notices, instructions and other communications from an Optionee, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee in an Option Agreement, a notice of grant or otherwise.

     (k) The terms of the Plan shall be binding upon the Company and its successors and assigns.

     (l) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

11.  Effective Date and Stockholder Approval

     The effective date of the Plan shall be May 17, 2001, subject to approval by the Company's stockholders. Notwithstanding anything in the Plan to the contrary, Options may be granted as provided herein on the effective date or at any time thereafter subject to such stockholder approval. If the Plan is not approved by the Company's stockholders within the time required by the Code, the Plan and all Options granted hereunder shall thereupon become null and void.

PROXY


                            U.S.B. HOLDING CO., INC.
                               100 Dutch Hill Road
                           Orangeburg, New York 10962


                       2001 Annual Meeting of Stockholders

     The Proxy is Solicited by the Board of Directors of U.S.B. Holding Co., Inc., a Delaware corporation (the "Company"). The undersigned stockholder(s) of the Company hereby appoint(s) a representative from Mellon Investor Services, with full power of substitution and revocation, and hereby authorize him/her, to represent and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the annual meeting of its stockholders to be held at the Holiday Inn, 3 Executive Boulevard, Suffern, New York 10901, on Thursday, May 17, 2001, at 10:00 a.m. (local time), and at any adjournment thereof, with all powers the undersigned would possess if personally present as specified on the reverse side:

                 (Continued and to be signed on the other side)


1.   Election of Class I Directors:                         Howard V. Ruderman and Edward T. Lutz

     FOR all nominees                WITHHOLD              (Instruction:  To withhold authority to vote for one or more nominee(s),
    listed to the right              AUTHORITY             write the name(s) of the nominee(s) in the space provided below.
     (except as marked       to vote for all nominees
     to the contrary)           listed to the right
            |_|                         |_|
                                                           -------------------------------------------------------------------------

2.   Approval of the 2001 Employee Stock Option Plan.

            FOR        AGAINST       ABSTAIN    (Management recommends vote FOR)
            |_|          |_|           |_|

3. In their discretion, upon such other business as may properly come before the meeting.

               THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR MANAGEMENT'S NOMINEES FOR DIRECTOR AND FOR ITEM 2 ABOVE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

               Dated                                                      , 2001
                    ------------------------------------------------------


               Signature
                         -------------------------------------------------------

               Signature
                         -------------------------------------------------------


               YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY. ALL JOINT OWNERS MUST SIGN. PERSONS SIGNING AS EXECUTORS,
               ADMINISTRATORS, TRUSTEES OR CORPORATE OFFICERS OR IN OTHER REPRESENTATIVE CAPACITIES SHOULD SO INDICATE.